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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                 MARCH 25, 2008




                         WIRELESS XCESSORIES GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


          DELEWARE                   0-27996                  133835420
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(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)


                1840 County Line Rd. Huntingdon Valley, PA 19006
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          (Address of principal executive offices, including zip code)


                                  215-322-4600
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 5.02   DEPARTUURE OF DIRECTORS OR CERTAIN OFFICERS

Effective March 12, 2008, Mr. Bradley Mac Donald has resigned his position as a member of the Board of Directors and chairman of its Audit committee of the registrant. Mr. MacDonald was elected as a director in March 1999 and had dutifully served the Company since that time.

Mr. Mac Donald resigned his position in a personal effort to reduce his work load and in particular, his numerous outside business commitments. At this time, though there is no immediate replacement in mind, the registrants Board of Directors are exploring a number of options. During his nine years with the registrant in his capacity as a Director and Chairman of the audit committee there were no disagreements between the registrant and Mr. MacDonald relating to such matters as accounting principals or practices, financial statement disclosure, auditing scope, management practices or any issues relating to his overall governance role.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Wireless Xcessories Group, Inc.



Date:    March 25, 2008                         by:  /s/ Stephen Rade
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                                                     Stephen Rade
                                                     CEO and Chairman